EXHIBIT 32.1
CERTIFICATION PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as p executive officer and principal financial officer of RXi Pharmaceuticals Corporation (the “Company”), does hereby certify that to the undersigned’s knowledge:
(1) the Company’s Form 10-K for the period ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Company’s Form 10-K for the period ended December 31, 2008 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Tod Woolf
Tod Woolf
President and Chief Executive Officer (Principal Executive Officer)

/s/ Stephen J. DiPalma
Stephen J. DiPalma
Chief Financial Officer (Principal Financial and Accounting Officer)
Date: March 18, 2009